SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934


Date of Report (date of earliest event reported):	July 25, 1997


SALOMON BROTHERS MORTGAGE SECURITIES VII, INC.

(as depositor under the Pooling and Servicing
Agreement, dated as of June 1, 1997, providing for the issuance of Asset-Backed Floating Rate Certificates, Series 1997-NC3)

SALOMON BROTHERS MORTGAGE SECURITIES VII, INC.
(Exact name of registrant as specified in its charter)


              Delaware          	  333-22559  	    13-3439681
(State or Other Jurisdiction		 (Commission	(I.R.S. Employer
of Incorporation)			  File Number)	Identification No.)


Seven World Trade Center
New York, New York					 10048
(Address of Principal Executive Offices)			(Zip Code)



Registrant's telephone number, including area code:	 (212) 783-5659

Item 5.	Other Events

		On July 25, 1997 a scheduled distribution was made from the Trust to holders
		of the Class A Certificates.  The Trustee has caused to be filed with the
		Commission, the Monthly Report dated July 25, 1997.  The Monthly Report is
		filed pursuant to and in accordance with (1) numerous no-action letters
		(2) current Commission policy in the area.

		A. 	Monthly Report Information:
			See Exhibit No.1


		B.	Have any deficiencies occurred?   NO.
				Date:
				Amount:

		C.	Item 1: Legal Proceedings:	NONE

		D.	Item 2: Changes in Securities:	NONE

		E.	Item 4: Submission of Matters to a Vote of Certificateholders:  NONE

		F.	Item 5: Other Information - Form 10-Q, Part II - Items 1,2,4,5 if applica
			ble:  NOT APPLICABLE



Item 7. Monthly Statements and Exhibits

	 Exhibit No.

		1.	Monthly Distribution Report dated July 25, 1997.




SALOMON BROTHERS MORTGAGE SECURITIES VII, INC.
NEW CENTURY ASSET-BACKED FLOATING RATE CERTIFICATES
SERIES 1997-NC3

STATEMENT TO CERTIFICATEHOLDERS

          Distribution Date:     07/25/97

                   Beginning
                  Certificate    Principal   Interest  Realized     Certificate
Class  Cusip       Balance    DistributionDistribution  Losses       Balance
A    79548KVU9 100,110,000.00  727,235.51  467,958.63       0.00  99,382,764.49
CE          NA   3,363,197.97        0.00  273,730.29       0.00   3,363,197.97

R-II 79548KVW5         100.00      100.00        0.47       0.00           0.00
Total          103,473,297.97  727,335.51  741,689.39       0.00 102,745,962.46


      AMOUNTS PER $1,000 UNIT
                                                        Ending   Current
     Principal    Interest       Total     Realized   CertificatePass-Through
ClassDistribution DistributionDistribution   Losses     Balance  Interest Rate
A     7.264364       4.674444   11.938809    0.000000 992.735636       6.010000%
CE    0.000000      81.389883   81.389883    0.000000 1000.00000       3.174509%
R-II 1000.0000       4.700000 1004.700000    0.000000   0.000000       6.010000%

  The Class CE Certificates accrue interest on a Notional Balance equal to the LT1 Uncertificated Balance.

Section 4.02 (iii.)
MASTER SERVICER COMPENSATION                41,190.49
TRUSTEE FEES                                 1,379.91

Section 4.02 (iv.)
GUARANTEED DISTRIBUTIONS
               Guaranteed Principal Distribution            0.00
               Guaranteed Interest Distribution       467,959.79

Section 4.02 (v.)
INSURANCE PAYMENT                                0.00
CERTIFICATE INSURER REIMBURSEMENT                0.00
CUMULATIVE INSURANCE PAYMENTS                    0.00

Section 4.02 (vi.)
P&I ADVANCES                  Total Advances                0.00
*Note: P&I Advances are made on Mortgage Loans Delinquent as of the Determination Date.

Section 4.02 (vii.)
BALANCES AS OF:Stated Principal Balance of Mortgage Loans        102,765,821.88
      07/25/97 Stated Principal Balance of REO Properties                  0.00

Section 4.02 (viii.)
MORTGAGE LOAN CHARACTERISTICS
               Number of Loans                                              871
               Aggregate Principal Balance as of the Due Date    102,765,821.88
               Weighted Average Remaining Term to Maturity                  358
               Weighted Average Mortgage Rate                           9.34972%

                                                                 Unpaid
Section 4.02 (ix.)                                               Principal
DELINQUENCY INFORMATION                               Number     Balance
     30-59 days delinquent                                     0           0.00
     60-89 days delinquent                                     0           0.00
     90 or more days delinquent                                0           0.00
     Foreclosure proceedings have commenced                    0           0.00
*Note: In accordance with the Master Servicer, the Delinquency Information relates to the Prepayment Period.

Section 4.02 (x.)             Loans that become REO properties in the preceding
                              calendar month:
REO INFORMATION               Unpaid Principal                Stated Principal
               Loan Number        Balance                        Balance



Section 4.02 (xi.)            Total Book Value of REO Properties:          0.00
REO BOOK VALUES


Section 4.02 (xii.)           Aggregate Amount of Principal Prepayments:
               Curtailments                                           (9,345.66)
               Payments in Full                                      683,690.96

               REO Principal Amortization                                  0.00

Section 4.02 (xiii.)
REALIZED LOSSES               Realized Losses that were incurred during the
                              related Prepayment Period
               Total Realized Losses             0.00
               Which Include:
               Extraordinary Losses              0.00
               Fraud Losses                      0.00
               Special Hazard Losses             0.00
               Bankruptcy Losses                 0.00

Section 4.02 (xiv.)
EXTRAORDINARY TRUST FUND EXPENSES
Extraordinary Trust Fund Expenses withdrawn from the Collection            0.00
Account or Distribution Account that caused a reduction of the Available Distribution Amount:

Section 4.02 (xv.)
CERTIFICATE PRINCIPAL BALANCES
               Ending
               Principal      Realized
               Balance        Losses
     Class A    99,382,764.49        0.00
     Class CE    3,363,197.97        0.00
     Total     102,745,962.46        0.00

Section 4.02 (xvi.)
CERTIFICATE FACTOR
                                          Certificate
                                          Factor
                              Class A      0.99273564
                              Class CE     0.99297079







Section 4.02 (xvii.)
INTEREST DISTRIBUTION AMOUNTS

                              Reduction from the Allocation of:
                  Interest                            Prepayment
                  Distribution  Realized   Basis Risk  Interest
                   Amount        Losses    Shortfalls Shortfalls
     A             467,958.63        0.00        0.00       0.00
     CE            273,730.29        0.00        0.00       0.00
     TOTAL         741,688.92        0.00        0.00       0.00

                   Portion    Relief Act   Remaining
                 Paid Under     Interest     Unpaid
                   Policy      Shortfalls   Amounts
     A                   0.00        0.00        0.00
     CE                  0.00        0.00        0.00
     TOTAL               0.00        0.00        0.00

Section 4.02 (xviii.)
PREPAYMENT INTEREST           Prepayment Interest Shortfalls not           0.00
  SHORTFALLS                  covered by the Servicer:


Section 4.02 (xix.)           Relief Act Interest Shortfall                0.00

Section 4.02 (xx.)            Fraud Loss Amount                    3,104,801.94
                              Bankruptcy Amount                      100,000.00
                              Special Hazard Amount                1,560,000.00

Section 4.02 (xxi.)           Required Subordinated Amount         3,363,197.97

Section 4.02 (xxii.)          Subordination Increase Amount                0.00

Section 4.02 (xxiii.)         Subordination Reduction Amount               0.00

Section 4.02 (xxiv.)
PASS THROUGH RATE                                     Class A    Class CE
               Current Distribution Period              6.010000%      3.174509%
               Next Distribution Period (Estimated)     5.947500%      2.663613%



Section 4.02 (xxv.)
RESERVE FUND                  Beginning Balance                            0.00
                              Deposits                                   261.82
                              Withdrawals                                  0.00
                              Ending Balance                             261.82

PERFORMANCE MEASURES
                              Net Monthly Excess Spread              273,734.22
                              Net Monthly Excess Cash Flow           273,734.22
                              Spread Squeezed Percentage                3.19702%
                              Spread Squeeze Subordination
                              Increase Amount                              0.00
                                                        Step Up- Step Down-
                                                   Current Level Current Level
Step Up and Step Down Triggers   Current Level:       more than: less than:
     Cumulative Loss Test        0.000000%              0.750000%            NA
     Rolling Delinquency Test    0.000000%             11.000000%      9.000000%
     Rolling Loss Test           0.000000%              1.000000%      0.500000%

Step Up Trigger Occurrence                NO
Step Down Trigger Occurrence              NO







SIGNATURES

	Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


SALOMON BROTHERS MORTGAGE
SECURITIES VII, INC.


				By: /s/ Eve Kaplan
				Name:  Eve Kaplan
				Title:	Vice President
				First Trust National Association


Dated: 	September 30, 1997